NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BNY Mellon Core Plus Bond Fund

Supplement dated October 29, 2024
to the Summary Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On October 23, 2024, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the NVIT BNY Mellon Core Plus Bond Fund (the “Core Plus Fund”) and the NVIT Core Bond Fund (the “Core Bond Fund”), each a series of the Trust, pursuant to which the Core Plus Fund would be merged into the Core Bond Fund (the “Merger”). Shareholders of the Core Plus Fund and the Core Bond Fund are not required, and will not be requested, to approve the Merger. Further information regarding the details of the Merger and the Core Bond Fund will be provided in an information statement that will be delivered to the Core Plus Fund’s shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE